SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Alternative Asset Allocation VIP

One of the fund’s underlying funds, DWS Floating Rate Fund, will be liquidated on or about March 23, 2026. Any references to DWS Floating Rate Fund, after March 23, 2026, will no longer be valid and are deleted.
The following disclosure replaces the existing similar disclosure contained under the “PRINCIPAL INVESTMENT STRATEGIES” section within the “FUND DETAILS” section of the fund’s prospectuses.
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DWS Global High Income Fund. The fund seeks high current income and, as a secondary objective, capital appreciation. Currently, under normal conditions, the fund invests at least 65% of total assets in domestic and foreign below investment grade debt securities (rated below the fourth highest credit rating category, junk bonds), including those whose issuers are located in countries with new or emerging securities markets. Effective June 11, 2026, under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in domestic and foreign below investment grade debt securities (i.e. junk bonds) (those rated below the fourth highest credit rating category or, if unrated, determined by the Advisor to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives. The fund will generally invest in at least three different countries and will normally invest at least 40% of net assets in securities of foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The fund may invest in securities of any credit quality, and may include debt securities not paying interest currently and securities in default. The fund may invest up to 15% of total assets in credit default swaps to buy or sell protection on credit exposure, and up to 5% of net assets in common stocks, preferred shares and other equity securities. The fund may invest up to 35% of total assets in cash or money market instruments to maintain liquidity or in the event portfolio management determines that securities meeting the fund’s investment objectives are not readily available for purchase. The fund may also purchase convertible securities, securities on a when-issued basis and engage in short sales.
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DWS High Income Fund. The fund seeks the highest level of current income obtainable from a diversified portfolio of fixed-income securities which portfolio management considers consistent with reasonable risk. As a secondary objective, the fund will seek capital gain where consistent with its primary objective. Currently, under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). Effective June 11, 2026, under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in below investment grade debt securities (i.e. junk bonds) (which are those rated below the fourth highest credit rating category or, if unrated, determined by the Advisor to be of similar quality). Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives. The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers, including issuers in emerging markets. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The fund may invest on a limited basis, up to 5% of net assets, in common stocks, preferred shares and other equity securities.
February 24, 2026
PROSTKR26-07

Please Retain This Supplement for Future Reference
February 24, 2026
PROSTKR26-07